Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMCD”) performed due diligence services as described below utilizing various scopes of review. The services were performed for Onslow Bay Financial LLC (“Client”) on loans identified by them within a larger residential mortgage loan population. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) by AMC was conducted on a portion of the securitization mortgage loan population. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes (the “AMC Population”):

■	“Compliance Review”:	237 mortgage loans
■	“Data Integrity Review”:	237 mortgage loans
■	“Title Review”:	615 mortgage loans
■	“Payment History Review”:	237 mortgage loans
■	“Servicing Comment Review”:	20 mortgage loans
■	“Modification Review”:	40 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population originally reviewed by AMC and not adjusted for such subsequent modifications for the exclusion of certain mortgage loans from the securitization population.

(3) Determination of the sample size and computation.

The AMC Population, to our knowledge, is a subset of all mortgage loans in the securitization population. AMC does not know what percentage of total mortgage loans in the securitization population were reviewed by a third party due diligence provider and therefore we cannot comment as to the sufficiency of such sample as a percentage of the overall securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared certain data fields on the securitization tape provided by Client to the data found in the actual file as captured by AMC. The fields included in the data integrity review are detailed below (please note items with a * represent the latter of the information from the Note or modification, if relevant, on the mortgage loan in question).

Amortization Type *	ARM - Index Type*	Property State
Lien Position	ARM - Lookback Days*	Property Zip Code
Loan Purpose	ARM - Margin*	Property Type
Note Date	ARM - Initial Fixed Rate Period*	Occupancy
Original Loan Amount	ARM - Initial Interest Rate Cap (Up)*	Original LTV
Original Amortization Term	ARM - Initial Interest Rate Cap (Down)*	Modification Flag (a)
Original Loan Term	ARM - Rate Reset Frequency*	Modification Date (a)
Original Interest Rate	ARM - Periodic Rate Cap (Up)*	Modification First Payment Date (a)
Original Payment Amount	ARM - Periodic Rate Cap (Down)*	Modification Deferred Amount (a)
First Payment Date	ARM - Lifetime Maximum Rate*	Number of Modifications (a)
Original Interest Only Term	ARM - Lifetime Minimum Rate*	Current Maturity Date
Current payment amount	Property Street Address	Balloon Flag*
Current payment status	Property City

(a) AMC only reviewed the 40 loans indicated to have been modified on the tape provided by the Client for modifications.

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (237 mortgage loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

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ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(II) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(III) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

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(IV) Federal and state specific late charge and prepayment penalty provisions;

(V) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

■	Initial application (1003);

■	Final application (1003);

■	Note;

■	Appraisal;

■	Title/Preliminary Title;

■	Initial TIL;

■	Final TIL;

■	Final HUD-1;

■	Initial and final GFE’s;

■	Right of Rescission Disclosure;

■	Mortgage/Deed of Trust;

■	Mortgage Insurance;

■	FACTA disclosures; and

■	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

(a) Tax and Title Review (615 Mortgage Loans)

As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. AMC, based upon outside legal counsel guidance, identified super lien states as: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC makes no representations or warranties as to the sufficiency of this list and this disclosure acts solely to establish the scope of review for the engagement. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

(b) Payment History Review (237 mortgage loans)

AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 36-month look back for each mortgage loan within the payment history sample population.

(c) Collection Comment Review (20 mortgage loans)

AMC performed a collection comment review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

(d) Modification Review (40 mortgage loans)

For the loans indicated to have been modified on the data tape provided by the Client, AMC reviewed Modifications located in the loan files and captured pertinent data from the Modifications. This data was then compared to the data supplied on the data tape.

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Item 5. Summary of findings and conclusions of review

There were 237 mortgage loans in the compliance population as reviewed by AMC. After all documents were presented, 225 (94.94%) mortgage loans had compliance exceptions; however, only 23 (9.70%) of the mortgage loans had exceptions that triggered a C or D rating under the NRSRO rating criteria noted above.

COMPLIANCE RESULTS SUMMARY (237 Mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Diligence, LLC (237 Mortgage Loans)

Compliance: Event Level	# Loans	% of Loans
A	12	5.06%
B	202	85.23%
C	2	0.84%
D	21	8.86%
Total	237	100.00%

Exception Listing (237 Mortgage Loans)

The following exceptions were noted on the mortgage loans included in the Compliance Review. The exception level for each exception reflects the applicable exception rating per NRSRO guidelines, including the application of a statue of limitations (“SOL”) where applicable. Please note that only compliance related exceptions are shown and an exception category may exist in more than one exception level grade due to SOL or other considerations.

Exception Type	Exception Level Grade	Exception Category	# of Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	21
		Total Compliance Grade (D) Exceptions:	21
	C	Note Deficiency	1
		Missing, Incorrect, or Incomplete HUD-1	1
		Total Compliance Grade (C) Exceptions:	2
	B	TILA	420
		RESPA	137
		Missing Application Date	86
		Missing, Incorrect, or Incomplete GFE	25
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	24
		Misc. State Level	21
		Missing Non-Required Data	13
		Missing Disclosure	10
		Missing, Incorrect, or Incomplete Final TIL	9
		FACTA	3
		LTV Test	2
		Missing, Incorrect, or Incomplete Initial TIL	1
		Missing, Incorrect, or Incomplete TIL	1
		Total Compliance Grade (B) Exceptions:	752
Grand Total:			775

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DATA INTEGRITY REVIEW RESULTS SUMMARY (237 Mortgage Loans)

AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file. In total, 236 unique loans (99.57% of the total) were identified to have variances across twenty-two (22) unique data fields. The largest variances were found on Interest Rate Initial Floor, Property Type, Note Date and City.

During the course of the data integrity review, AMC noted the following items:

■	Approximately 93% of the mortgage loans had a delta for the Interest Rate Initial Floor where the tape reflected an initial floor of 5% for all loans which was not accurate based on the loan terms.

■	Approximately 21% of the mortgage loans had a delta for property type. The majority of these were instances where the tape reflected Single Family Detached and the audited value was PUD.

■	All of the Note Data deltas were for less than 30 days so were not considered to be material.

■	The City deltas were primarily due to the tape value being cut off such that the entire name of the city was not reflected.

DATA INTEGRITY REVIEW RESULTS SUMMARY

Data Field	Primary Document	# Compared	# Deltas	% Loans
Interest Rate Initial Floor	Latter of Note or Modification	237	221	93.25%
Property Type	Appraisal	237	49	20.68%
Note Date	Note	237	40	16.88%
City	Note	237	36	15.19%
Mod Date	Modification	237	31	13.08%
Pay History Summary (MBA)	Payment History	237	23	9.70%
Refi Purpose	1003 or HUD	237	20	8.44%
Original P&I	Note	237	19	8.02%
Maturity Date	Latter of Note or Modification	237	11	4.64%
Street	Note	237	11	4.64%
Original LTV	Calculated – Note and Appraisal	237	9	3.80%
Current P&I	Payment History	237	5	2.11%
First Payment Date	Note	237	5	2.11%
Purpose	1003 or HUD	237	3	1.27%
Zip	Note	237	3	1.27%
Amortization Term	Note and Modification, if applicable	237	2	0.84%
Original Term	Note and Modification, if applicable	237	2	0.84%
Interest Rate Initial Cap	Latter of Note or Modification	237	1	0.42%
Interest Rate Life Max	Latter of Note or Modification	237	1	0.42%
Interest Rate Life Min	Latter of Note or Modification	237	1	0.42%
Margin	Latter of Note or Modification	237	1	0.42%
Original Interest Rate Period	Note	237	1	0.42%

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TAX AND TITLE REVIEW (615 Mortgage Loans)

As part of the due diligence services, the Client provided AMC with identifying data on 615 mortgage loans. There were 41 first lien mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein. Of these mortgage loans, 9 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing Schedule B of the related title policy. One (1) additional mortgage loan was found to have a senior lien encumbrance recorded after the recordation of the subject mortgage and a senior lien encumbrance recorded before the recordation of the subject mortgage, and the senior lien encumbrance recorded before was not cited on Schedule B of the related title policy. The remaining 31 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, only two (2) of these mortgage loans were not able to be mitigated with Schedule B of the related title policy. AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 574 mortgage loans.

PAYMENT HISTORY REVIEW SUMMARY (237 Mortgage Loans)

The Client selected a sample of 237 loans for which a 36-month Payment History Review was to be performed. For one of the mortgage loans, the Client could not provide a payment history so the review could not be completed. A 36-month Payment History Review was completed on the remaining 236 mortgage loans. All of the 236 mortgage loans had complete pay history strings. Of these mortgage loans, 184 mortgage loans had no delinquencies within the lookback period and 52 mortgage loans showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquency, Full History	184	77.64%
1 or more Delinquencies, Full History	52	21.94%
Unable to be Provided	1	0.42%
Total	237	100.00%

COLLECTION COMMENT REVIEW SUMMARY (20 Mortgage Loans)

All of the mortgage loans reviewed had a complete last 36-month collection comment history. The results of the review indicated one (1) loan with unresolved property damage. No material issues were identified on the remaining mortgage loans.

MODIFICATION REVIEW (40 Mortgage Loans)

AMC reviewed Modifications for 40 mortgage loans indicated to have been modified on the data tape provided by the client. For 11 of these mortgage loans, no Modification was located in the file and the current terms of the loans per the data tape provided by the client matched the original loan terms. Given the lack of evidence concerning a current modification, AMC therefore concluded that these 11 mortgage loans required payments were still the original loan terms. AMC did not conduct additional reconciliations comparing the payment history review records to the provided data tape to identify potential modifications that were not called out on the provided data tape. AMC cannot provide any assurances that mortgage loans not included in AMC’s testing did not have modified terms.

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ADDITIONAL SUMMARY (Data from Origination)

Some % of Loans may not add to 100% due to rounding

Amortization Type - At Origination	# Loans	% of Loans	Orig Bal	% Orig Bal
Adjustable	237	100.00%	$128,091,969	100.00%
Total	237	100.00%	$128,091,969	100.00%

Lien Position - (Origination Lien Position)	# Loans	% of Loans	Orig Bal	% Orig Bal
1	237	100.00%	$128,091,969	100.00%
Total	237	100.00%	$128,091,969	100.00%

Loan Purpose	# Loans	% of Loans	Orig Bal	% Orig Bal
Rate/Term Refinance - Borrower Initiated	88	37.13%	$48,946,766	38.21%
Other-than-first-time Home Purchase	80	33.76%	$41,876,821	32.69%
Cash Out: Other/Multi-purpose/Unknown Purpose	26	10.97%	$14,272,350	11.14%
First Time Home Purchase	24	10.13%	$11,636,632	9.08%
Cash Out: Debt Consolidation	13	5.49%	$7,997,500	6.24%
Construction to Permanent	3	1.27%	$1,542,900	1.20%
Cash Out: Home Improvement/Renovation	1	0.42%	$780,000	0.61%
Rate/Term Refinance - Lender Initiated	1	0.42%	$560,000	0.44%
Unavailable	1	0.42%	$479,000	0.37%
Total	237	100.00%	$128,091,969	100.00%

Original Term	# Loans	% of Loans	Orig Bal	% Orig Bal
241-360 Months	237	100.00%	$128,091,969	100.00%
Total	237	100.00%	$128,091,969	100.00%

Property Type	# Loans	% of Loans	Orig Bal	% Orig Bal
Single Family Detached	161	67.93%	$85,442,537	66.70%
PUD	44	18.57%	$26,177,652	20.44%
Condo, Low Rise	19	8.02%	$9,502,200	7.42%
Condo, High Rise	5	2.11%	$2,643,080	2.06%
2 Family	4	1.69%	$2,369,000	1.85%
Unavailable	2	0.84%	$837,000	0.65%
Co-op	1	0.42%	$494,000	0.39%
1 Family Attached	1	0.42%	$626,500	0.49%
Total	237	100.00%	$128,091,969	100.00%

Occupancy	# Loans	% of Loans	Orig Bal	% Orig Bal
Primary	220	92.83%	$118,548,319	92.55%
Second Home	17	7.17%	$9,543,650	7.45%
Total	237	100.00%	$128,091,969	100.00%

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